UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

MICROVISION, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6244 185th Avenue NE, Suite 100

Redmond, Washington 98052

(Address of principal executive offices) (Zip Code)

(425) 936-6847

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2018, Sumit Sharma was appointed Chief Operating Officer of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on June 5, 2018, pursuant to notice duly given. The stockholders voted on five proposals, which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission April 20, 2018.

The results are as follows:

Proposal 1.	All of the Company’s nominees for director were elected by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Robert P. Carlile	25,673,522	2,459,519	33,834,076
Yalon Farhi	25,713,999	2,419,042	33,834,076
Slade Gorton	23,898,538	4,234,503	33,834,076
Perry M. Mulligan	26,361,095	1,771,946	33,834,076
Berneee D.L. Strom	25,122,831	3,010,210	33,834,076
Brian Turner	24,410,053	3,722,988	33,834,076
Thomas M. Walker	19,386,547	8,746,494	33,834,076

Proposal 2.	The stockholders approved the proposed amendment to the 2013 MicroVision, Inc. Incentive Plan by the votes set forth in the table below:

For:	21,905,963
Against:	5,813,100
Abstain:	413,978
Broker Non-Votes:	33,834,076

Proposal 3.	The stockholders approved an amendment to the Company’s Certificate of Incorporation by the votes set forth in the table below:

For:	46,891,146
Against:	12,222,232
Abstain:	2,853,739

There were no broker non-votes on Proposal 3.

Proposal 4.	The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, by the votes set forth in the table below:

For:	58,368,323
Against:	1,963,683
Abstain:	1,635,111

There were no broker non-votes on Proposal 4.

Proposal 5.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

For:	22,320,040
Against:	5,234,768
Abstain:	578,233
Broker Non-Votes:	33,834,076

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

/s/ David J. Westgor
David J. Westgor
Vice President, General Counsel & Secretary

Dated: June 7, 2018